                            MANUFACTURING AGREEMENT
                            -----------------------

This Agreement is entered into as of 4-Apr-96, by and between Elcom Technologies
                                     --------         --------------------------
Corporation, a Pennsylvania corporation with its principal place of business at
-----------    ------------
78 Great Valley Parkway Malvern PA 19355 ("Buyer"), and Flextronics (Malaysia)
----------------------------------------
SDN. BHD., a company incorporated in the Republic of Malaysia having its business address at Lot Plo 37, Dirizab, Jalan, Kawasan Perindustrian, Senai, 81400, Senai, J.B. Malaysia ("Flextronics").

                                   RECITALS
                                   --------

     WHEREAS, Elcom wishes to have Flextronics manufacture for Elcom, and Flextronics is willing to so manufacture for Elcom, certain printed circuit board assemblies and subassemblies for incorporation into Elcom's products.

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, Elcom and Flextronics hereby agree as follows:

1.0  Term.
     ----

     1.1  Initial Term.  The initial term of this Agreement shall commence on
          ------------
the date hereof and shall terminate on March 1, 1997, unless this Agreement is terminated earlier under Section 6.0 hereto.

     1.2  Automatic Renewal. After the expiration of the initial term hereunder
          -----------------
(unless this Agreement has been terminated ted under Section 6.0 hereto), this Agreement shall be automatically renewed for separate but successive one-year terms. Subject to Section 6.0 hereto, each party shall have the right to terminate this Agreement at any time after the expiration of the initial term by providing six (6) months prior written notice to the other party of the exercise of such termination right.

2.0  Agreement to Manufacture.
     ------------------------

     2.1  Agreement to Manufacture: Quantity: Price:  During the initial term
          -----------------------------------------
and any subsequent terms hereof, Flextronics agrees to manufacture, sell, and deliver to Elcom and Elcom agrees to purchase and accept from Flextronics various printed circuit board assemblies and subassemblies (the "Products") in the quantities and at the prices listed in our turnkey proposals. Initial production will consist of the products hereinafter provided In Exhibit A. Pricing for each model will be negotiated outside of this contract using the terms and conditions specified in each individual quotation. Additional Products may be manufactured by Flextronics for Elcom under the terms of this agreement without specifically amending this agreement.

     2.2  Period Review of Price.  Elcom acknowledges that the prices of
          ----------------------
the Products as set forth on Exhibit A hereto are based in part on Flextronics' costs of manufacturing the Products, including, without limitation, Flextronics' cost of labor, components and overhead. During the initial term and any subsequent terms hereof, Flextronics and Elcom agree to periodically review in good faith the prices set forth on Exhibit A and to make appropriate adjustments to said prices to reasonably reflect any changes in Flextronics' costs of manufacturing the Products. In particular, if the cost of any component Flextronics uses to manufacture any Product hereunder Increases or decreases by more than five percent (5%) from the cost of the component at the time of entering into this Agreement (or the time of the latest price adjustment pursuant to this Section 2.2, if appropriate), then an appropriate adjustment shall be made to the price for each unit of the Product incorporating such component.


3.0  Order Requirements.
     ------------------

     3.1  Purchase Orders. Elcom will order Products by purchase order which
          ---------------
will set forth specifics as to ordered and forecasted amounts and delivery dates. On or prior to the fifteenth (15th) day of each month, Elcom will deliver a purchase order to Flextronics, setting forth the Elcom's orders, forecasts and delivery schedule for the next seven months per the Material Management
agreement attached as Exhibit B.   Upon acceptance and acknowledgment of Elcom's
purchase order by Flextronics, Elcom will be firmly and irrevocably obligated to buy from Flextronics and Flextronics will be similarly obligated to sell and deliver to Elcom the Products in accordance with the quantities and delivery dates specified by the orders, except to the extent of permitted order variations described in Sections 3.2 below.

     3.2  Order Forecast Variations.  Elcom's purchase order quantities for any
          -------------------------
specific month may vary from Elcom's previous purchase order quantities for such month as follows:

                        Maximum Allowable Variance From
                           Purchase Order Quantities
                           -------------------------
                         Allowable Quantity decreases
                         ----------------------------

#Days before                                          Maximum
Shipment Date on                                      Reschedule
Purchase Order     %Cancelable    % Reschedulable     Period
                   -----------    ---------------     ------
     0-30               X                X            X
     31-60              X                X            X
     61-90              X               XXX           XXXXXXX
     91-120             X               XXX           XXXXXXX
     121-150           XXX              XXX           XXXXXXX
     151-180           XXX              XXX           XXXXXXXX
     180+             XXXX

Any purchase order quantities rescheduled pursuant to this Section 3.2 may not subsequently canceled or rescheduled by Elcom without the prior written approval of Flextronics.

     3.3  Excess Inventory - Material in stores or on order to support Elcom's
          ----------------
deliveries outside the al1owable variance as stated above will be sold to the Elcom at XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX of Flextronics cost. Inventory not immediately dispositioned in this way will accrue carrying costs of XXXXXXXXXXX XXXXXXXXXXXXXXXXXXX per XXXXXXXXXXX day period not to exceed a total of XXXXXX XXXX days. Elcom must buy the excess inventory on the XXXXXXXXXXXXXXXXX XXX at XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX of Flextronics' cost. Flextronics will, to the best of it's ability , attempt to limit Elcom's exposure by canceling or selling excess inventory wherever reasonably possible. Excess inventory generated by cancellations and/or reschedules allowed in table in 3.2 above is nonetheless covered by the Material Management Agreement (exhibit B).

     3:4  Initial Purchase Order.  The quantities and delivery dates set forth
          ----------------------
in Exhibit C hereto are Elcom's initial firm order and forecast orders.


4.0  Set-Up Expenses: Property.
     -------------------------

     4.1  General.  Flextronics will be required to engage certain engineers
          -------
and other third parties to assist Flextronics in preparing to manufacture and in manufacturing the Products and in performing its other obligations under this Agreement (the "Set-Up Services") and to acquire certain tooling machinery, equipment, fixtures and other property in connection with the manufacture of the Products (the "Set-Up Property") Flextronics shall perform the Set-Up

Services and acquire or develop the Set-Up Property only upon the receipt of a purchase order from Elcom (a "Purchase Order") setting forth in reasonable detail the actual set-up expenses to be incurred by Flextronics.

     4.2  Reimbursement of Set-Up Expenses.  Elcom shall reimburse Flextronics
          --------------------------------
for expenses actually incurred by Flextronics in acquiring or developing the Set-Up Property and performing the Set-Up Services. Elcom shall pay Flextronics fifty percent (50%) of such expenses at the time Elcom delivers a Purchase Order to Flextronics and Flextronics shall bill Elcom (payment terms shall be net thirty (30) days) for the remaining fifty percent (50%) of such expenses upon the completion by Flextronics of the work specified in the Purchase Order.

     4.3  Ownership of Set-Up Property.  Elcom shall own title to all Set-Up
          ----------------------------
Property. Flextronics shall hold all Set-Up Property and other property provided to Flextronics by Elcom from time to time hereafter for Elcom, shall exercise reasonable care in the use and custody of such property and shall use such property only in performing its obligations under this Agreement.

5.0  Terms and Conditions.
     --------------------

     5.1  Changes in Specifications.  Elcom may, during the term of this
          -------------------------
Agreement, request changes to the specifications for the Products other than as expressed in Exhibit A hereto by delivering to Flextronics an Engineering Change Notice ("ECN") describing the changes and the proposed effective date of such changes. Such changes shall be subject to the prior written approval of Flextronics, which approval shall not be unreasonably withheld. If any such implemented change causes an increase or decrease in the price of, or time required for, the performance of any part of the work under this Agreement, an equitable adjustment shall be made in the contract price and/or delivery schedule and this Agreement shall be modified to reflect such equitable adjustment. Flextronics will not be obligated to proceed with this Agreement as modified until mutual agreement has been reached, reduced to writing and signed by both parties, but Flextronics shall make all reasonable efforts to comply with the requested changes pending such mutual agreement. In all cases Elcom shall be responsible for obsolescence costs and additional set-up expenses related to an ECN. Within thirty (30) days after Flextronics' written request to Elcom therefor, with reasonable supporting detail in such request, Elcom (i) will pay Flextronics, at 110% of Flextronics' documented cost therefor, for inventory which Flextronics is not able to use in other products or resell at its cost or better and (ii) will reimburse Flextronics for amounts required to be paid by Flextronics under purchase orders it has placed, incurred as a result of the ECN, to the extent Flextronics cannot cancel them using commercially reasonable efforts. Flextronics will use commercially reasonable efforts to minimize the amount of Elcom's liability for compensation to be paid to Flextronics by Elcom under this Section 5.1.

     5.2  Components.
          ----------

          5.2.1  Approved Vendor List.  Attached as Exhibit D hereto is a Bill
                 --------------------
of Materials for each Product to be manufactured hereunder. Flextronics shall manufacture the Products using components obtained from vendors included on Elcom's List, as it may change from time to time, of vendors who are approved sources of supply for such components.

          5.2.2  Customer Supplied Components.  Elcom shall be entitled to
                 ----------------------------
supply components to Flextronics only with the written consent of Flextronics and only in such amounts as are necessary for firm orders then placed by Elcom. Such components, including provision for failed parts, shall be delivered to Flextronics not later than three (3) weeks prior to the scheduled delivery date for the related Products. Should Elcom be unable to meet such delivery requirements, Elcom may at its option, request Flextronics to either (i) ship products to Elcom absent the supplied parts on or after seven (7) days from the scheduled delivery date or (ii) hold the Products pending receipt of such components from Elcom. Under these circumstances, Elcom will give written notification to Flextronics prior to the scheduled delivery date and Flextronics may invoice Elcom for such Products on or after seven (7) days from the scheduled delivery date. Elcom shall have no right of offset from the purchase price of any Products purchased hereunder with respect to any amounts Flextronics owes Elcom for Elcom supplied components.

          5.2.3  Advance Purchase.  Flextronics shall be entitled to purchase
                 ----------------
materials and components for use in manufacturing the Products in advance of receiving actual purchase orders from Elcom covering such Products, provided that in no event shall such advance purchases exceed an amount that is reasonable under the circumstances.

     5.3  Acceptance and Inspection.
          -------------------------

          5.3.1  Acceptance Criteria.  The basic acceptance criteria shall be
                 -------------------
conformance to the drawings, specifications, and test criteria specified in Exhibit A and satisfaction of Flextronics' written workmanship and quality standards as set forth in Exhibit E hereto.

          5.3.2  Acceptance.  Elcom shall inspect all Products promptly upon
                 ----------
receipt thereof at the receiving destination and may reject any goods which fail to meet the acceptance criteria as set forth in Section 5.3.1. Units not rejected by written notification to Flextronics within fifteen (15) days of receipt at Elcom's facilities shall be deemed to have been accepted.

          5.3.3  AQL Rejection.  If an entire shipment is rejected at the
                 -------------
incoming inspection based upon AQL level criteria or other similar sampling techniques as set forth in Exhibit A, the following procedures shall be applied:

          (a) Elcom shall notify Flextronics of the rejection in writing within five (5) days after rejection.

          (b) Flextronics shall have the option, to be exercised in good faith, of performing or requesting Elcom to perform an additional complete or partial inspection of the rejected Products. This decision must be made within five (5) days after receipt by Flextronics of Elcom's rejection notice. Such additional inspection must be performed within ten (10) days after Flextronics decision. The cost of such additional inspection will be borne by Flextronics.

          5.3.4  Source Inspection.  Elcom may, at its option, elect to inspect
                 -----------------
and accept Products at Flextronics' locations. Flextronics will provide sufficient space for such inspection activities. Should Elcom elect to inspect at Flextronics' location, Flextronics will not be obligated to hold completed Products for Elcom inspection beyond seven (7) days from the scheduled delivery date.

          5.3.5  Defected Units.  Defective units detected by inspection will
                 --------------
promptly be returned to Flextronics, at Flextronics' expense, and will be repaired or replaced by Flextronics within twenty (20) days of Flextronics' receipt thereof.

     5.4  Shipment.  Delivery will be F.O.B. Flextronics' initial shipping
          --------
point. Shipments will he made in Flextronics' standard shipping package. Title and risk of loss of Products purchased under this Agreement shall pass to Elcom upon shipment thereof by Flextronics.

     5.5  Payment.  Except as may be otherwise agreed by the parties hereto in
          -------
writing, Elcom agrees to pay Flextronics the purchase price as determined by applying the pricing formula set out in Exhibit A. Payment terms will be due net thirty (30) days from shipment date. All late payments shall incur a finance charge of one and one-ha1f percent (1 1/2%) per thirty (30) day period which Elcom herewith agrees to pay, but which charge shall be waived if payment is received by Flextronics not later than fifteen days from payment due date.

Flextronics may require a stand-by letter of credit (LOC) to ensure payment. Flextronics will, in good faith, review Elcom's creditworthiness periodically and will provide more favorable terms once it feels it is prudent to do so. Elcom agrees to provide necessary financial information required for Flextronics to make a proper assessment of creditworthiness.

     5.6  Taxes.  Elcom shall bear all applicable U.S. Federal, state, municipal
          -----
and other governmental taxes, duties and charges (such as sales, use, customs, duty and similar charges) and all personal property taxes assessable on the Products. Elcom shall in no event be liable for taxes levied on Flextronics based upon its income. Flextronics will allow Elcom or Elcom's agent to minimize any taxes or duties as allowed by law and will verify, certify, or otherwise sign any applicable documents that allow reduction or elimination of taxes or duties.

     5.7  Security.  (To be individually negotiated.)
          --------

     5.8  Warranty Limitation on Liability.
          --------------------------------

          5.8.1  General.  Flextronics warrants that each unit of Product will
                 -------
meet Elcom's specifications therefor described in Exhibit A and will be free from defects in material and workmanship for a period of XXX XXXXXXX XXX XXXXXX XXXXX days after receipt by Elcom of such units. This warranty does not extend to Elcom supplied components.

          5.8.2  Failure to Comply with Warranty.  Upon failure of any unit of
                 -------------------------------
Product to comply with the above warranty, Flextronics will, at its option, promptly repair or replace such unit or, if unable to repair or replace it, promptly refund in cash to Elcom the amount paid by Elcom for such unit.

    THE FOREGOING WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES EITHER EXPRESSED OR IMPLIED INCLUDING WITHOUT LIMITATION IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

          5.8.3  Limitation of Liability.  Any provision herein to the contrary
                 -----------------------
notwithstanding, in no event shall Flextronics be liable for indirect, incidental or consequential damages and in no event shall the liability of Flextronics arising in connection with any products sold hereunder (whether such liability arises from a claim based on contract, warranty, tort, or otherwise) exceed the actual amount paid by Elcom to Flextronics for Products delivered hereunder.

6.0  Default; Termination.
     --------------------

     6.1  Default.  Either Elcom, or Flextronics (the "terminating party"), may,
          -------                                      -----------------
by ten (10) days' prior written notice to the other party (the "other party")
                                                                -----------
terminate this Agreement and all or any of the privileges, permissions, and rights granted hereunder or in connection herewith in whole or in part, (a) if the other party defaults in any payment to the terminating party called for in this Agreement and such default continues unremedied for a period of fifteen
(15) days after the date of delivery of written notice thereof by the terminating party to the other party, or (b) if the other party defaults in the performance by it of any other material term or condition of this Agreement, or of any purchase order issued pursuant to this Agreement, and such default continues unremedied for a period of thirty (30) days after the date of delivery of written notice thereof by the terminating party to the other party. The effective date of termination will be the date therefor stated in any termination notice given hereunder, which date will not be before the expiration of the applicable cure period provided for herein.

     6.2  Termination for Bankruptcy.  Either party may immediately terminate
          --------------------------
this Agreement if the other party is adjudicated bankrupt, or if a receiver is appointed for the other party or for a substantial portion of its assets, or if an assignment for the benefit of creditors of the other party is made, or if the other party is dissolved or liquidated or has a petition for dissolution or liquidation filed which is not dismissed within forty-five (45) days with respect to it.

     6.3  Obligations Upon Termination or Expiration.  Upon the expiration or
          ------------------------------------------
termination of this Agreement as set forth in Sections 1.0 or 6.0 hereto, Flextronics will complete units of Product as scheduled at the date of termination; provided, however, that if Elcom requests on the basis of lack of requirement by Elcom for such units, Flextronics will negotiate in good faith to agree with Elcom on a price for partially completed units and inventory of purchased parts, net of any amounts paid by or on behalf of Elcom to Flextronics' suppliers, but in no event will Flextronics be required to accept a price lower than that price otherwise payable pursuant to Exhibit A as calculated before taking into account any such payments to Flextronics' suppliers. Flextronics will make reasonable attempts to restock or utilize common material (i.e., that which is not specific to Products but is used in their production) and to resell, and to otherwise promptly and in good faith attempt to mitigate Elcom's liability hereunder. Where this is not feasible or to the extent that Flextronics is unsuccessful in such attempts, such common material (including common material purchased by Flextronics prior to receipt of a purchase order from Elcom as set forth in Section 5.2.3) may be sent to Elcom, and Flextronics may bill Elcom therefor (and if so billed, Elcom will pay) at 110% of Flextronics' documented cost therefor. All other inventory and raw materials (including inventory and raw materials purchased by Flextronics prior to receipt of a purchase order from Elcom as set forth in Section 5.2.3) either in stock or on order and not cancelable by Flextronics without penalty, as determined by Flextronics' purchase documentation therefor, also may be delivered to Elcom as it is received by Flextronics and Flextronics may bill Elcom therefor (and if so billed, Elcom will pay) at 110% of Flextronics' documented cost therefor.

7.0  Proprietary Rights: Indemnification.
     -----------------------------------

     7.1  No Express or Implied License.  Nothing in this Agreement will be
          -----------------------------
construed as granting to Flextronics or conferring on Flextronics any rights by license or otherwise to Elcom's patents, trademarks, copyrights, or other proprietary or confidential rights except as specifically set forth in this Agreement or other written agreements between the parties hereto.

     7.2  Indemnification.  Elcom shall defend, indemnify and hold harmless
          ---------------
Flextronics from all claims, costs, damages, judgments and attorney's fees resulting from or arising out of any alleged and/or actual infringement or other violation of any patents, patent rights, trademarks, trademark rights, trade names, trade name rights, copyrights, trade secrets, proprietary rights and processes or other such rights in connection with the performance by Flextronics of its obligations under this Agreement.

8.0  Miscellaneous.
     -------------

     8.1  Confidentiality.  The parties acknowledge that in the course of
          ---------------
performance of their obligations under this Agreement, each party may obtain certain confidential and proprietary information of the other party, including without limitation information concerning copyrighted works, patented or patent pending investigations or developments, and general information regarding such party's financial, business and marketing matters. The parties hereby mutually agree that all such information communicated to it by the other party will be held in strict confidence and not disclosed to any third parties, and each party will use all reasonable efforts to protect against the unauthorized use and disclosure of the confidential information of the other party: provided that each party may disclose each other's confidential information to their respective responsible employees, but only to the extent necessary to carry out the purposes for which the confidential information was disclosed, and each party agrees to instruct all such employees not to disclose such confidential information to third parties, including consultants, without the prior written permission of the party disclosing such confidential information Each party further agrees not to use or allow the use of any confidential information of the other party disclosed to it except in accordance with the purposes of this Agreement. The provisions of this Section 8.1 will not extend to confidential information that is already known to the receiving party at the time that it is disclosed to the receiving party and which knowledge is not wrongfully obtained, or which, before being divulged by the receiving party, (a) has become publicly known through no wrongful act of the receiving party, (b) has been rightfully received from a third party without restriction on disclosure and without a breach of this Agreement, (c) has been independently developed by the receiving party, (d) has been approved for release by written authorization of the disclosing party, (e) has been furnished by the disclosing party to a third party without a similar restriction on disclosure, or (f) has been or must be disclosed by reason of legal, accounting or regulatory requirements beyond the reasonable control of the receiving party or the disclosing party.

     8.2  Relationship of Parties.  The parties' relationship during the term of
          -----------------------
this Agreement and under purchase orders placed pursuant hereto will be that of independent contractors. Neither party has, or will not represent that it has, any power, right or authority to bind or to incur any changes or expenses on behalf of the other party or in the other party's name without the written consent of the other party.

     8.3  Force Majeure.  Neither party hereto will be liable for any failure to
          -------------
perform any obligation under this Agreement, or for delay in such performance, to the extent such failure to perform or delay is caused by circumstances beyond its reasonable control that make such performance commercially impractical, including without limitation fire, storm, flood, earthquake, explosion, accident, war, acts of a public enemy or rebellion, insurrection, sabotage, epidemic, quarantine restrictions, labor disputes, labor shortages, transportation embargoes, delays in transportation, shortages of materials, fuels or power, acts of God, acts of any government or any agency thereof and judicial action. Any suspension of performance by reason of this Section 8.3 will be limited to the period during which the cause of suspension exists.

     8.4  Severability.  If any of the provisions of this Agreement are found by
          ------------
any court or tribunal of competent jurisdiction to be unenforceable, then such provisions will be enforced to the maximum extent permissible, and the remaining provisions of this Agreement will be unaffected thereby and will remain in full force and effect.

     8.5  Whole Agreement; Modification.  This Agreement, including all
          -----------------------------
documents to be delivered by the parties hereto and described herein, represents the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior representations, understandings and agreements, whether oral or written, with respect to such subject matter. This Agreement may be modified only by a writing executed by both parties hereto.

     8.6  Assignment. This Agreement will be binding upon and inure to the
          ----------
benefit of the successors and assigns of the parties, but neither party may assign any rights or delegate any duties under this Agreement, voluntarily or involuntarily, without the prior written consent of the other, which will not be unreasonably withheld, and any attempt by either party to assign any rights or delegate any duties under this Agreement without such consent will be void and of no effect.

     8.7  Waiver.  No Waiver of any provision of this Agreement shall be
          ------
effective except by written agreement signed by both parties. The failure by any party at any time to require performance of the other party of any provision of this Agreement will in no way affect the right of such party thereafter to enforce the same provision, nor will the waiver by any party of any breach of any provision hereof be taken or held to be a waiver of any other or subsequent breach, or as a waiver of the provision itself.

     8.8  Governing Law and Jurisdiction.  This Agreement:nnt will be governed
          ------------------------------
by and construed in accordance with the laws of the State of California without reference to such state's laws regarding choice of law.

     8.9  Notices and Consents.  All notices and other communications required
          --------------------
or permitted under this Agreement will be in writing, and will be deemed given
(i) when delivered personally, (ii) when sent by confirmed telex or facsimile transmission, (iii) one (1) day after having been sent by commercial overnight courier with written verification of receipt, or (iv) five (5) days after having been sent by registered or certified airmail, return receipt requested, postage prepaid, or upon actual receipt thereof, whichever first occurs. All communications will be sent to the receiving party's address on the first page of this

Agreement or to such other address that the receiving party may have provided for purpose of notice as provided in this Section 8.9.

     8.10  Attorney's Fees.  If any action of law or inequity is necessary to
           ---------------
enforce or interpret the terms of this Agreement, the prevailing party will be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     8.11  Use of Standard Purchase Order.  Elcom may use its standard purchase
           ------------------------------
order form to release items, quantities, prices, schedules, change notices, specifications, or other notice provided for hereunder. In the event of any conflict, discrepancy, or inconsistency between this Agreement and any purchase order or other document delivered pursuant hereto, such purchase order or other document shall be governed by the terms and conditions of this Agreement to the extent of such conflict, discrepancy, or inconsistency.

     8.12  Headings and References.  The headings and captions used in this
           -----------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to Sections and Exhibits will, unless otherwise provided, refer to Sections hereof and Exhibits attached hereto, all of which are incorporated herein by this reference.

     8.13  Counterparts.  This Agreement may be executed in two or more
           ------------
counterparts, each of which shall be deemed or organized, but all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement through the signatures of their duly authorized representatives as set forth below.



     ELCOM                              FLEXTRONICS MALAYSIA

     BY:/s/ George Daly                 By: /s/ [SIGNATURE ILLEGIBLE]
        -------------------------           -------------------------

     NAME: GEORGE DALY                  NAME: S.L. TSNI
          -----------------------            ------------------------

     TITLE: DIRECTOR OPERATIONS        TITLE: PRESIDENT, CEO
           ----------------------             -----------------------

-------------
ELCOM TECHNOLOGIES CORPORATION
78 Great Valley Parkway             Telephone: (610) 408-0130
Malvern, PA 19355                   Fax:       (610) 408-0136

[LOGO OF ELCOM TECHNOLOGIES APPEARS HERE]                    PURCHASE ORDER

--------------------------------------------------------
To:
---------

     Flextronics International Marketing (L) Ltd.

     512 Chal Chee Lane

     #04-13
     Singapore 1646514

--------------------------------------------------------

--------------------------------------------------------
Ship To:
---------

Marjorie Kouch, Purchasing

Elcom Technologies Corporation

78 Great Valley Parkway
Malvern, PA 19355

--------------------------------------------------------

----------------
Issue Date:      6/10/96
-----------------------------------------

----------------
P.O. Number:       6365
-----------------------------------------

----------------
REV:                  C
-----------------------------------------
             Page 1 of 2

----------------
Order Placed On: 2/7/96
-----------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Terms:  Net 30         Ship Via             POB:  Malaysia                Inspection          Confirming
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Item      Elcom  Part No                       Description/Manufacturer/Part No.             Date Due           Qty
-----------------------------------------------------------------------------------------------------------------------------------
   1                           ezPHONE Base/with consigned material                                              x
                               Release 1:                                    x                 3/29/96
                               Release 2:                                    x                   TBD
   2                           ezPHONE Extension/with consigned material                                         x
                               Release 1:                                    x                 3/29/96
                               Release 2:                                    x                   TBD
   3                           ezTV Receiver/with consigned matrial                                              x
                               Release 1:                                    x                 3/29/96
                               Release 2:                                    x                   TDB
   4                           ezTV Transmitter/with consigned material                                          x
                               Release 1:                                    x                 3/29/96
                               Release 2:                                    x                   TBD
   5                           ezTV Remote Kit                                                                   x
                               Release 1:                                    x                 3/29/96
                               Release 2:                                    x                   TBD
                                                        NRE Costs:
   6                           ezPHONE         Production
   7                                           ICT Software & Fixture                                            x
   8                           ezTV            Production
   9                                           ICT Software & Fixture                                            x
  10                           ezTV            Remote Tooling
  11                            x of AB Switch @ x ea.
  12                            x  Overpack boxes @ x
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================
*** Please Notify Us Immediately If We Will Not Receive This Order By:
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Terms:  Net 30         Ship Via             POB:  Malaysia                       Requisitions:
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Item      Elcom Part No                        Description/Manufacturer/Part No.      Unit Price        Ext Price     Project No.
-----------------------------------------------------------------------------------------------------------------------------------
   1                           ezPHONE Base/with consigned material                $         XXXX  $     XXXXXXXXXX
                               Release 1:
                               Release 2:
   2                           ezPHONE Extension/with consigned material           $         XXXX  $     XXXXXXXXXX
                               Release 1:
                               Release 2:
   3                           ezTV Receiver/with consigned matrial                $         XXXX  $     XXXXXXXXXX
                               Release 1:
                               Release 2:
   4                           ezTV Transmitter/with consigned material            $         XXXX  $     XXXXXXXXXX
                               Release 1:
                               Release 2:
   5                           ezTV Remote Kit                                     $         XXXX  $      XXXXXXXXX
                               Release 1:
                               Release 2:
                                                        NRE Costs:
   6                           ezPHONE         Production                          $     XXXXXXXX  $       XXXXXXXX
   7                                           ICT Software & Fixture              $     XXXXXXXX  $       XXXXXXXX
   8                           ezTV            Production                          $     XXXXXXXX  $       XXXXXXXX
   9                                           ICT Software & Fixture              $     XXXXXXXX  $       XXXXXXXX
  10                           ezTV            Remote Tooling                      $    XXXXXXXXX  $      XXXXXXXXX
  11                              of AB Switch @                                                   $       XXXXXXXX
  12                                  Overpack boxes @                                             $         XXXXXX
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Subtotal:            XXXXXXXXXX
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Order Subtotal       XXXXXXXXXX
                                                                                                     ------------------

----------------------------------------------
Send Correspondence To:

        Marjorie Kouch
        Purchasing
        Elcom Technologies Corporation
        78 Great Valley Parkway
        Malvern, PA 19355

----------------------------------------------

----------------------------------------------
Send Billing Information To:

   Robert B. Sendo
   VP Finance
   Elcom Technologies Corporation
   78 Great Valley Parkway
   Malvern, PA 19355

----------------------------------------------

Approved By                        Date 6-10-96
           -----------------------      -------

                                   EXHIBIT A

                                   EXHIBIT B


                      ELCOM MATERIAL MANAGEMENT AGREEMENT


ELCOM will release FIRM ORDERS no later than XX days prior to required ship date (months X through X). Outside this FIRM ORDER window Flextronics will procure material with lead times longer than X weeks per the ELCOM FORECAST. ELCOM will release their FORECAST the first week of each month listing forecasted delivery requirements for months X through X.

No specific approval, beyond this agreement, is required to purchase material to support shipments in months X through X. As part of this agreement, Flextronics will provide a long lead-time listing to ELCOM quarterly. This document will specify all components that Flextronics must purchase based on FORECAST, their lead times and costs. An additional report will be compiled that will illustrate total exposure by product for any given month.

Components with lead times so long that they are not covered by the X month window will be listed and provided to ELCOM for buy approval in a separate document.


In the event of FIRM ORDER OR FORECAST cancellation, Flextronics will to the best of our ability, attempt to cancel or re-schedule material on order to support ELCOM's original requirements. ELCOM assumes full financial responsibility for this material and agrees to pay Flextronics in accordance with section 3.3 of the manufacturing agreement.

ELCOM TECHNOLOGIES                 FLEXTRONICS INTERNATIONAL


/s/George Daly                     /s/[SIGNATURE ILLEGIBLE]
----------------------------       ----------------------------------
Authorized Signature               Authorized Signature


Title: DIRECTOR OPERATIONS         Title: S.L. TSNI - PRESIDENT, CEO
      ----------------------             ----------------------------

Date: 4-29-96                      Date: MAY 16, 1996
     -----------------------            -----------------------------

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